April 30, 2004                                                           AETOS


Dear Investor,

We are pleased to report the performance of Aetos Capital's absolute return strategies for the first quarter of 2004:

-------------------------------- ----------- ----------- ---------- -----------

                                   Jan-                         Since
Aetos Capital Model Portfolios1     04   Feb-04 Mar-04 1Q-04  Inception2
--------------------------------- ------ ------ ------ ------ ----------
--------------------------------- ------ ------ ------ ------ ----------

Aetos Capital                      1.25%  0.43%   0.03%  1.71%  7.97%
Conservative Investment Portfolio
--------------------------------- -----  ------  -----  -----  -----
--------------------------------- -----  ------  -----  -----  -----

Aetos Capital
Balanced Investment Portfolio      1.51%  0.54%  -0.01%  2.05%  8.47%
--------------------------------- ----- -------  -----  ------  -----
--------------------------------- ----- -------  -----  ------  -----

Aetos Capital
Growth Investment Portfolio        1.81%  0.69%  -0.07%  2.44%  8.80%
--------------------------------  ----- -------  -----  ------  -----


Conservative Portfolio                     Balanced Portfolio
Target Asset Allocation                    Target Asset Allocation

A pie chart is depicted here with          A pie chart is depicted here with
the following pieces:                      the following pieces:
Distressed Investments 0%                  Distressed Investments 5%
Long/Short 20%                             Market Neutral 15%
Market Neutral 20%                         Long/Short 35%
Multi-Strategy Arbitrage 60%               Multi-Strategy Arbitrage 45%

Growth Portfolio
Target Asset Allocation

A pie chart is depicted here with
the following pieces:
Market Neutral 10%
Distressed Investments 15%
Multi-Strategy Arbitrage 20%
Long/Short 55%

_________________________________
1The conservative, balanced and aggressive portfolios are model portfolios and may not reflect an investor's actual portfolio. Performance figures shown for the model portfolios are net of Aetos Capital's standard investment advisory and performance fees for a $5 million separate account and are net of all fund level fees and expenses. Standard fees for a $5 million separate account include an investment advisory fee of 1.00% of assets annually and a performance fee of 10% of profits above the three month Treasury bill return. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Actual separate account advisory and performance fees may vary from the standard fee schedule. Past performance is not indicative of future performance.
2Since inception returns reflect an annualized return since the inception of the Aetos Capital Model Portfolios and Aetos Capital SEC-Registered Funds in September 2002.

Overview

The Aetos Capital Model Portfolios and Absolute Return Funds performed well in the first quarter of 2004, consistent with the results of 2003. Our growth portfolio produced the highest return of 2.4%, followed by our balanced and conservative portfolios, which returned 2.1% and 1.7%, respectively. As in 2003, each of our strategy-specific Funds contributed to the positive returns of our model portfolios in the last quarter; their performance is detailed beginning on page five of this letter.

Our goal at Aetos Capital is to provide consistent, positive returns in good and bad markets. Since our inception, we have been able to meet these objectives in the general context of broadly rising markets and ample liquidity. Going forward, we expect that the road may become more difficult to navigate than it has been over the past eighteen months and we are proactively working to ensure that your portfolio is appropriately positioned as the markets begin to cope with declining levels of liquidity and receding fiscal stimulus.

Market Commentary

One of our underlying managers recently commented that the only thing that remains undervalued in today's capital markets is risk. This simple observation succinctly summarizes the current state of global markets. In the wake of the massive fiscal and monetary stimulus of the past two years, every undervalued asset seems to have become fully valued. Things we liked several years ago -- credit, small cap, REITs and emerging markets -- have all risen dramatically. Furthermore, previously overvalued or fairly-valued assets have appreciated in sync. Taking risk has generated spectacular rewards; a friend pointed out that if you rank asset class returns for 2003 from highest to lowest, they match almost exactly with a ranking from most risky to least risky. Naturally, many fear this tide will turn and quite a few expect a rise in interest rates to do the trick.

It has been a decade since we last witnessed such accommodative Federal Reserve policy. Indeed, many parallels exist between the unwinding of the high yield and real estate bubbles of the late 1980's and the unwinding of the stock market and capital spending bubbles of the late 1990's. The Fed responded slowly to the 1991 recession, but this time quickly lowered interest rates proving it had learned its lesson. The upshot to the relatively mild recession is that real short term interest rates have been negative for 18 months, long enough for many people to get used to easy money. Now, the Fed has the tricky job of unwinding this flood of liquidity before the strengthening economy causes inflation to rise. Signs of economic strength abound: April has bore witness to a sparkling jobs report, continuing strong new-home sales and exceptional retail sales. Evidence of accelerating inflation is also finally emerging, as the CPI spiked in March, commodity prices remain high and retail prices for gasoline and health care are surging. Adding fuel to the fire, Chinese manufacturers are facing increased costs from the run-up in commodity prices and are threatening to raise prices on the (hitherto cheap) goods they ship to our shores. In response, the ten year Treasury yield has risen 58bps since March, and the consensus says the Federal Reserve will tighten in August.

Will it matter? No shift in monetary policy has ever been so widely pre-announced to the markets and, surely this time around, people are prepared. Perhaps, but we perceive a few risks. First, remember how addictive the "carry" trade is. As the chart3 at left shows, the dealer community has doubled its borrowings from three years ago to $800 billion. Much of this is likely short term borrowing to finance "carry" trades of investments in longer-dated government and mortgage bonds. The profitability of bond trading at leading investment banks gives further support to the idea that the dealer community has a leveraged long position in bonds. In 1994, the unwinding of these positions by investment banks and hedge funds caused massive losses and exacerbated the rise in interest rates.

Shown here is a graph outlining Net Borrowing By Primary Dealers in Treasuries from the period January 8, 1992 through March 31, 2004 in $0 to $900 billions of dollars. The data is derived from Bianco Research. The graph depicts the rise from $100 billion at January 8, 1992 to $775 billion at March 31, 2004.

Another problem in 1994 came from the mortgage market, where the rise in rates caused the duration of mortgages to increase by slowing down refinancings and prepayments. Mortgage holders had to sell Treasuries to re-hedge their portfolios, which in turn forced rates higher starting the whole process over again. One economist at the time estimated that $200 billion of ten year Treasuries were sold just due to mortgage related hedging. Back then, the mortgage market was about half the size of the Treasury market at $3 trillion and Fannie Mae and Freddie Mac, the giant GSE's, had about $400 billion in assets. Now the mortgage market is $7 trillion, almost double the size of the Treasury market, and Fannie Mae and Freddie Mac have $1.8 trillion in assets, most of which is their own paper that they hold and hedge using the Treasury and swap markets. Because this paper is inherently short volatility, the GSE's try to buy back enough volatility to balance their books but, try as they might, they inevitably fail. As a result, they are much bigger dynamic hedgers than they were ten years ago. In the summers of 2002 and 2003, we saw interest rate volatility spike when they were forced to adjust their hedges. If Fed tighten-ing sets off a real bear market for bonds, mortgage hedging could be a greater source of instability than it was in 1994.

Finally, there is the little guy. In 1994, we learned that numerous products had been sold to individuals and some institutions that promised higher yields with little risk. Sometimes they were mutual funds, sometimes structured notes. All of these products had embedded interest rate risks that buyers didn't fully understand. Remember Proctor and Gamble, or Orange County? Well these products have re-emerged in response to today's low interest rates. Closed-end bond mutual funds have recently raised $59 billion, some of which has gone toward leveraged bond funds. We hear tales of individuals here and abroad being sold structured notes that bear double digit coupons, but only pay back your principal if the sun rises in the West on the maturity date.

_________________________________
3Courtesy of BusinessWeek Online.

The Fed may engineer a "soft landing" to this period of ultra-low rates and persuade participants to wean themselves slowly from an addiction to easy money, but the number of market participants engaged in various forms of leveraged long positions and the "portfolio insurance" problem posed by the GSE's give us cause for concern.

Markets did well through the first quarter, though the contraction in credit spreads slowed, and the terrorist attacks in March shook the equity markets severely, albeit briefly. Our managers are, by and large, adopting a cautious approach. They are working to keep their books well hedged, avoiding interest rate exposure and staying high in the capital structure. Some, especially the more experienced, are underinvested as the low volatility of markets reminds them of the calm before the storm. We think this is sensible given the risks we see. Below we delve into more specifics on each of the four strategy funds we manage on your behalf:

Aetos Capital Multi-Strategy Arbitrage Fund

The Aetos Capital Multi-Strategy Arbitrage Fund returned 1.8% for the first quarter of 20044. We were content with this performance, which roughly matched expectations. Much of the performance we witnessed can be attributed to the continuing exposure to distressed investments in our event manager's portfolios. While these managers have been tactically reducing their exposure to distressed investments as spreads have come in, the Fund exposure to distressed credits is not insignificant. Given that we believe the distressed cycle is nearing a peak, we have been happy to see that our underlying managers have been shifting their portfolios away from distressed strategies. To the extent they remain in distressed credits, these managers have generally elected to move up in the capital structure in order to reduce the duration and credit risk in their portfolios. This has allowed us to reduce our Fund-level exposure to the distressed cycle indirectly and without a concerted effort to rebalance the Fund away from managers with a distressed component.

The ups and downs of the equity markets did not significantly impact restructuring and other event-driven equity strategies that our event managers employ. We expect a generally improving economy to benefit these trades going forward. Merger arbitrage remains a fairly small part of our overall exposure as the M&A cycle remains depressed. The first quarter did show signs of emerging "animal spirits" which may boost acquisition activity over the next few quarters, and we are seeing some managers increase their allocation to merger arbitrage by small amounts, especially in reaction to a few large deals such as the takeover of Fleet by Bank of America. Convertible arbitrage performed well in the first quarter, as spreads have remained relatively steady and volatility spiked in March. Not surprisingly, this strong pricing market induced a healthy level of new issuance during March (23 deals priced raising $5.9 billion). Still, in a world of low equity volatility where new issues are priced expensively compared to their theoretical value, convertible arbitrage remains relatively unattractive. Fixed income arbitrage strategies were fairly stable, as spreads remained narrow and the yield curve flattened slightly.

We have confidence in our multi-strategy managers' abilities to reposition their portfolios in reaction to evolving market conditions. We also will be carefully monitoring market events for catalysts that may point to increasing oppor-tunities in merger arbitrage and convertible arbitrage strategies. Finally, we have been actively looking at new strategies, including some in credit arbitrage and other areas of opportunity.

____________________________________
4Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future perfor-mance.

Aetos Capital Distressed Investment Strategies Fund

The Aetos Capital Distressed Investment Strategies Fund returned 3.9% for the first quarter of 20045. This performance exceeded our expectatons, continuing a trend of exceptional returns that began in November 2002.

Although we were very happy with the performance of our distressed managers, we continue to approach the strategy with caution. The distressed market is highly cyclical and we believe that the most recent bullish cycle is likely coming to a conclusion. Because these cycles can become distended, we maintain exposure to distressed investments. However, we feel that the current low level of spreads, high rate of high yield issuance and low rate of default rates have reduced opportunity in this sector.

A bar and line chart is depicted here entitled Issuance and Default 1988-2003. It is for the period of 1988 through 2003, with a dollar range of $0 through $160 in increments of $20 and percentages of 0 through 18%. The bars represent High Yield New Issuance and the lines represent Annual Default Rate.

A bar and line chart is depicted here entitled Returns and Spreads 1988-2003.
It is for the period of 1988 through 2003. The left side of the chart depicts Annual High Yield Index Returns from -10% to 50% and the right side of the chart depicts CCC-Rated Spread to Worst (bps) from 0 to 3,750. The bars represent High Yield Returns and the lines represent Distressed Bond Spreads.

We are fortunate to have an excellent group of managers in the Distressed Fund who are intelligently and actively responding to the evolving distressed cycle. These managers currently report that they predominantly hold positions which are very close to a maturity event; hence, their portfolio duration is very low. Furthermore, the near term catalyst in these issues is effectively acting to insulate them somewhat from generalized, market-wide spread expansions. Our managers have also moved to more senior credits in their capital structure, which has additionally reduced the volatility in of their portfolios. Under these circumstances they seem relatively well positioned to deal with difficult markets, should they arise.

_________________________________
5Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future performance.

Aetos Capital Long/Short Strategies Fund

The Aetos Capital Long/Short Strategies Fund returned 2.9% for the first quarter of 20046. We were happy with this performance, as it moderately exceeded our expectations.

Equity markets began the quarter by continuing on the bullish trend that had been firmly established by the end of last year. After trading in a range through February, equities plunged following the Madrid train bombing and only rebounded into the black thanks to a rally at the very end of March. Overall, the S&P 500 returned 1.3% with value stocks leading the way. Small-cap stocks continued to outperform large-caps as the Russell 2000 posted a 6.0% return. International markets were mixed, as European bourses struggled to make up ground lost following the Madrid attack but Asian and Emerging Markets soared.

Given this context, we are not surprised that our long/short managers performed beyond the expectations we brought into January. Generally speaking, our portfolio is somewhat biased towards value stocks because we prefer to invest with managers that execute a fundamental, bottom-up stock selection discipline. Entering the year, we anticipated that markets would return to focusing on fundamentals instead of disproportionately rewarding high beta stocks. We believed fundamentally oriented managers would benefit on both the long and the short side and accordingly increased our exposure to long/short equity in the model portfolios. Thus far, this tactical allocation shift has played out as we had hoped.

Looking ahead, companies' earnings and prospects are receiving closer scrutiny, and the year on year comparisons are getting more difficult as the depressed earnings levels of 2002 are no longer part of the comparison. The opportunities for long/short managers should be good in such an environment.

____________________________
6Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future perfor-mance.

Aetos Capital Market Neutral Strategies Fund

The Aetos Capital Market Neutral Strategies Fund returned 1.6% for the first quarter of 20047. This performance was approximately in line with our expectations, which called for an improvement on last year's lackluster results.

Our equity market neutral managers performed well in the first quarter as the market unwound some of the excess speculative buildup from 2003. Last year, only 6% of stocks in the S&P 500 actually declined, making it very difficult to profit on the short side. This issue was compounded by the fact that the high-beta, low-priced stocks which were last year's biggest winners were likely to show up as short candidates on many mark neutral managers' screens. In the first quarter, dispersion remained high at 31.5% between the top and bottom quintiles for the S&P 500. Unlike last year, however, investors generally rewarded companies that operated beyond expectations rather than haphazardly throwing capital towards risk. This fueled the returns of our managers, who use fundamentally oriented screening systems to select stocks with positive operating momentum. We anticipate that this rotation towards better performing companies will continue and believe that our managers should continue to do well in the evolving market environment.

__________________________________
7Returns are net of expenses and fees at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future performance.

Outlook

We are keeping our eye on a number of evolving macroeconomic situations that could dramatically affect the investment landscape going forward. Primary among these would be the interest rate situation as described earlier in this letter. There is no question whether or not the Fed will have to raise rates; the key questions are "when," "how much" and "how will the market react." Also of concern is the situation in China, where growth has taken on a life of its own and will ultimately force the PBoC to choose between inflation and currency appreciation. The banking system in China still has structural problems, thus any efforts to deflate the Chinese economy will have to be finessed very carefully. With China becoming a major part of the global economy, primarily based on the deflationary pressures it exerts on manufactured goods and the inflationary pressures it feeds on commodities, any significant disruption of its emerging economy will have worldwide ramifications.

Understanding risks and the price of those risks are the keys to preserving capital and growing it over time, which is our goal. In our view, the systema-tic risks in every asset class are on the rise and are being undervalued in the marketplace. We are cognizant of the risks in the environment and working to keep risk exposures low. Please contact us with any comments or questions you may have. We welcome hearing from you.

Sincerely,


/s/ Anne Casscells
Anne Casscells
Chief Investment Officer